UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2004

VIAVID BROADCASTING INC. (Exact name of registrant as specified in its chapter)

NEVADA (State or other jurisdiction of incorporation)	_________________________ (Commission File Number)	98-0206168 (IRS Employer Identification No.)

Suite 290 – 145 Chadwick Court, North Vancouver, British Columbia (Address of principal executive offices)	V3R 9H1 (Zip Code)

Registrant's telephone number, including area code – 604-988-7667

__________________________________________________________
(Former name or former address, if changed since last report)

Item 12.     Results of Operations and Financial Condition.

On July 9, 2004, the Company issued a press release reporting the Company’s Fiscal 2004 and fourth quarter results for the fiscal year and fiscal quarter ended March 31, 2004. A copy of the press release is attached to this report as Exhibit 99.1 and is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViaVid Broadcasting, Inc. (Registrant)
Date: July 9, 2004	By: /s/ Brian Kathler President (Principal Executive Officer and Principal Accounting Officer)

     EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release Dated July 9,2004 (furnished, not filed)